                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Amendment No. 2 to Registration Statement No. 333-83347 of United Parcel Service, Inc. on Form S-1 of our report dated February 8, 1999 (August 16, 1999 as to Note 4) (relating to the consolidated financial statements of United Parcel Service of America, Inc.), appearing in the prospectus, which is part of this Registration Statement.

   We also consent to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
---------------------
DELOITTE & TOUCHE LLP

Atlanta, Georgia

October 18, 1999

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Amendment No. 2 to Registration Statement No. 333-83347 of United Parcel Service, Inc. on Form S-1 of our report dated July 20, 1999, appearing in the prospectus, which is part of this Registration Statement.

   We also consent to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
---------------------
DELOITTE & TOUCHE LLP

Atlanta, Georgia

October 18, 1999